                                                              EXHIBIT (A)(10)(a)

                        APPLICATION FOR FLEXIBLE PREMIUM
                            VARIABLE LIFE INSURANCE



                                THE MANUFACTURERS
                             LIFE INSURANCE COMPANY
                                   OF NEW YORK


                                     [LOGO]


                               MANULIFE FINANCIAL
                        THE MANUFACTURERS LIFE INSURANCE
                              COMPANY OF NEW YORK




Manulife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

             [LOGO]

       MANULIFE FINANCIAL
THE MANUFACTURERS LIFE INSURANCE
      COMPANY OF NEW YORK

                     Application for Flexible Premium Variable Life Insurance To THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK (hereinafter referred to as The Company)

APPLICATION NO.
PLEASE PRINT & USE BLACK INK. ANY CHANGES MUST BE
INITIALLED BY THE PROPOSED INSURED AND/OR OWNER.            POLICY NO.

PROPOSED LIFE INSURED:
1a.    Name (first, middle, last)        1b.  Date of Birth (mmm/dd/yyyy)     1c.  Place of Birth     1d.  Soc. Sec.No./Tax I.D. No.

1e.    Sex          1f.  Occupation      1g.  Specific Duties                                         1h.  How Long?

1i.    Home Address                           City                            State         Zip       1j.  How Long?

1k.    Employer Name and Address              City                            State         Zip       1l.  How Long?


OWNER IF OTHER THAN PROPOSED LIFE INSURED:

2a.    Name (first, middle, last)
2b.    Date of Birth (mmm/dd/yyyy)        2c.  Occupation                     2d.  Relationship to Proposed Life Insured
2e.    Address                                 City                           State                   Zip
2f.    Employer Name and Address               City                           State                   Zip
2g.    If home address or employer has changed in last 2 years, give details:

SUCCESSOR OWNER - RECOMMENDED FOR JUVENILE INSURANCE - NOT RECOMMENDED FOR BUY-SELL OR CORPORATE-OWNED
3a.    Name                               3b. Relationship to Owner           3c.  Soc. Sec. No./Tax I.D. No.

BENEFICIARY(IES) SUBJECT TO CHANGE BY OWNER:

4a.    Primary                                                                4b.  Relationship to Proposed Life Insured
4c.    Secondary                                                              4d.  Relationship to Proposed Life Insured

SEND PREMIUM NOTICES TO:

5a.    / / Insured      / / Owner      / /  Business     / /  Residence      / /  Other(give details below):
5b.    Name                                 Address            City               State              Zip

LIFE INSURANCE IN FORCE:
6a.    Total insurance in force on the Proposed Life Insured's life $_________
6b. Total insurance currently pending with all companies, including this application $__________________. Of this total, what amount of insurance do you intend to accept? $__________________________________
6c.    LIST POLICIES IN FORCE

                       Year of                             Accidental     GI Option              (X)
       COMPANY         Issue    Group?    Face Amount        Death         Amount       Business    Personal
       -------         -----    ------    -----------        -----         ------       --------    --------



7.       Have you ever been declined for insurance, or been offered insurance    YES   NO
         with restricted benefits or at other than standard rates?               / /   / /

8.       Is this insurance to replace, or will it cause a change in, or involve a loan under, any insurance or annuity policy on any Proposed Life
         Insured's life or in any insurance or annuity policy owned by the
         Owner? IF "YES", TO EITHER 7 OR 8, GIVE DETAILS BELOW:                  / /   / /

Manulife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

APPLICATION NO.                                            PLEASE PRINT

POLICY APPLIED FOR

9a.      Plan (non-participating):
9b.      Face Amount (policy only, excluding Supplementary Benefits): $
9c. If an additional or optional policy is being applied for in a separate application, state plan and amount.

9d.      Loan Interest Rate (Check /X/ loan rate applicable to the policy being
         applied for)    / / 5.75%     / / 8%     / /  Variable
9e. If a supplementary benefit applied for cannot be approved, should the policy be issued without it? / / Yes / / NO / / Not Applicable
9f.      Is a policy guarantee being applied for?
                                         / / Yes   / / No    / / Not Applicable
         If "Yes", indicate type of policy guarantee:  / / No Lapse Guarantee
                                                    / / Death Benefit Guarantee

SUPPLEMENTARY BENEFITS

                  SINGLE-LIFE PLANS                                   SURVIVORSHIP PLANS

10.      / / Total Disability Waiver of Monthly Deductions     11.  / / Policy Split Option
         / / Guaranteed Policy Value                                / / Four Year Term (EPR)
         / / Additional Life (number of lives     maximum 6)        / / Other (State which)
         / / Other (State which)

PREMIUMS

11a.    Frequency     / / Annual       / / Semi    / / Quarterly   / / Monthly
11b.    If monthly    / / Manumatic Transfer
11c.    Planned Premium $
11d.    Additional "once only" premium $
11e.    Amount paid with application $

DEATH BENEFIT

12.     / / Option 1: Face Amount    / / Option 2: Face Amount Plus Policy Value

SPECIAL REQUESTS

13.

HOME OFFICE NOTES

14.

APPLICATION NO.                   PLEASE PRINT

SMOKING QUESTIONS

                                                                                YES    NO
15a.     Have you used tobacco in any form during the past 2 years (including   / /    / /
         cigars, cigarillos, a pipe, chewing tobacco or cigarettes)? If "Yes"
         what type of tobacco?

15b.     Do you use any medication or product containing nicotine? If "Yes",    / /    / /
         give details:

15c.     Have you smoked any cigarettes during the past 12 months? If "Yes", how
         many?                                                                  / /    / /

15d.     Were you previously a cigarette smoker but have now stopped?           / /    / /
         If "Yes", when did you stop? Give month and year:

AVOCATION QUESTIONS
                                                                                YES    NO
16a.     Do you have any part-time or seasonal occupation?                      / /    / /

16b.     Do you expect to change your occupation?                               / /    / /

16c.     Do you expect to change your country of residence?                     / /   / /
         If "Yes", give details:

17a.     Have you flown as a student pilot, licensed pilot or crew member in any
         aircraft (including ultralight planes) in the past 2 years?            / /   / /

17b.     Are any such flights planned in the future?                            / /   / /

17c.     Have you engaged in any form of motor vehicle or power boat racing, sky diving, skin or scuba diving, parachuting, hang-gliding, mountain
         climbing or ballooning in the last 2 years?                            / /   / /

18a.     What is your Drivers License Number?                State              / /   / /

18b.     Have you been convicted of 3 or more moving violations within the past
         3 years?                                                               / /   / /

18c.     Have you been convicted of driving while intoxicated or while otherwise
         impaired? If "Yes", give details.                                      / /   / /

FINANCIAL QUESTIONS

COMPLETE WHEN AMOUNT OF INSURANCE IS $250,000 AND MORE, OR WHEN APPLYING FOR BUSINESS INSURANCE FOR ANY AMOUNT, OR INSURANCE ON THE LIFE OF A JUVENILE FOR ANY AMOUNT.

19. What is the purpose of this insurance? (e.g. estate conservation, buy-sell, keyman)

20. How was the need for this amount determined? (Please submit copies of financial statement(s), estate analysis, contractual agreements, etc.)

21a.     Gross annual earned income (salary, commissions, bonuses, etc.) $

21b. Gross annual unearned income (dividends, interest, net real estate income, etc.) $

21c.     Total Assets $               21d.  Total Liabilities? $                21e.  Personal Net Worth?$

JUVENILE INSURANCE:

22a.     Are all brothers and sisters equally insured?   / / Yes  / / No
         If "No", give details:

22b.     Are parent(s)/guardians covered by life insurance?   / / Yes  / / No
         If "Yes", how much is in force?
         If "No", why not?

22c. Occupation or other independent source of income of proposed Life Insured, if applicable:

BUSINESS INSURANCE:    Provide the following information on your company

                                                            Current Year             Previous Year
23a.     Assets                                       $                          $

23b.     Liabilities                                  $                          $

23c.     Gross Sales                                  $                          $

23d.     Net Income after taxes                       $                          $

23e.     Fair Market Value of the business            $

23f.     What percentage of the business is owned by the proposed Life Insured?          %

23g.     Are other partners/owners/executives being insured? Give details:

24. In the past 5 years, has the Proposed Life Insured or the business had any major financial problems (bankruptcy,etc.)? / / Yes / / No
         If "Yes", give details:

APPLICATION NO.                   PLEASE PRINT

MEDICAL QUESTIONS-PLEASE PROVIDE DETAILS TO "YES" ANSWERS IN THE SPACE BELOW

25. Have 2 or more of your immediate family members (parents, brothers and sisters) prior to age 65, died of or been diagnosed as having coronary artery disease, stroke or kidney disease? / / Yes / / No

26.    FAMILY HISTORY   L       AGE      GIVE DETAILS OF PRESENT HEALTH    D    AGE       CAUSE OF DEATH
                        I                                                  E
       Father           V                                                  C
       Mother           I                                                  E
       Brothers         N                                                  A
       and              G                                                  S
       Sisters                                                             E
                                                                           D

27a.   Your Height             27b.  Your Weight           27c.  Any weight loss in the last year?  / / Yes  / / No

28a.   Name and address of personal or attending doctor:   28b.  Date last consulted?
                                                           28c.  Reason and any medication/treatment given:


28d.   List any medications you are taking currently:

                                                                                YES    NO

29.      SO FAR AS YOU KNOW, WITHIN THE LAST 10 YEARS HAVE YOU EVER BEEN
         DIAGNOSED BY A MEMBER OF THE MEDICAL PROFESSION AS HAVING:

a.)      Chest pain, shortness of breath, heart murmur, high blood pressure, stroke, irregular heart beat, or any other disease or disorder of the
         heart or arteries?                                                     / /    / /
b.)      Diabetes or disease of any glands?                                     / /    / /
c.)      Mental or emotional disorder, nervous breakdown, convulsions, epilepsy,
         paralysis or any other disorder of the brain or nervous system?        / /    / /
d.)      Arthritis, gout, or any bone, joint, muscle or skin disorder?          / /    / /
e.)      Asthma, bronchitis, pneumonia, emphysema or any lung disorder?         / /    / /
f.)      Cirrhosis, hepatitis, ulcer, colitis, diverticulitis, ileitis, or other
         disease of the liver, gall bladder, pancreas, stomach or intestines?   / /    / /
g.)      Prostate or testicular disease, disease of the uterus, ovaries or
         breast?                                                                / /    / /
h.)      Anemia, leukemia, clotting disorders, platelet disorders, infections,
         or sources of blood loss?                                              / /    / /
i.)      Disorder of the urinary tract or kidneys - sugar, albumin or blood in
         the urine?                                                             / /    / /
j.)      Cancer or tumors?                                                      / /    / /
k.)      An operation or admission to a hospital or any other health care facility for observation, treatment of any illness or diagnostic tests,
         including treadmill stress test for insurance (excluding an HIV test)? / /    / /
l.)      Any other health impairment or medically treated condition?            / /    / /
m.)      Treatment or advice from a physician, or licensed practitioner,
         regarding alcohol or drug use?                                         / /   / /
30.      Within the last 10 years have you been diagnosed by a member of the medical profession as having Acquired Immune Deficiency Syndrome (AIDS)
         or AIDS Related Complex (ARC)?                                         / /   / /

PLEASE PROVIDE DETAILS TO ANY "YES" ANSWERS (IF MORE SPACE IS REQUIRED, USE THE MEDICAL QUESTIONS CONTINUATION SHEET)

QUESTION                       NAME, ADDRESS AND PHONE NO. OF          DURATION
NUMBER           DATE          ATTENDING DOCTOR AND HOSPITAL           OF CONDITION     REASON AND ANY TREATMENT GIVEN
------           ----          -----------------------------           ------------     ------------------------------




APPLICATION NO.

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
(TO BE COMPLETED BY OWNER/TAXPAYER)

In order to comply with IRS regulations regarding Tax Identification Numbers and       Social Security Number
Backup Tax Withholding, individuals and sole proprietors MUST give their Social
Security Number. Other entities MUST give their Employer Identification Number.

If you have no number or you have applied for a number and are waiting for one         Employer Identification Number
to be issued, write "APPLIED FOR" in the boxes. You then have 60 days to supply your TIN number to us. After 60 days, The Company must begin Backup Tax
Withholding.

CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

(2) I am not subject to Backup Tax Withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to Backup Tax Withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to Backup Tax Withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement
         (IRA), and payments other than interest and dividends).

CERTIFICATION INSTRUCTIONS - You MUST cross out item (2) above if you have been notified by the IRS that you are currently subject to Backup Tax Withholding because of underreporting interest or dividends on your tax return.



Signed at ____________________________ this ______ day of ___________ __________
                   City / State                           Month           Year


(X)____________________________________
    SIGNATURE OF OWNER / TAXPAYER

APPLICATION NO.

SIGNATURES

THE PROPOSED LIFE INSURED (OR PARENT OR GUARDIAN) HAS READ THE STATEMENTS AND ANSWERS TO THE MEDICAL EVIDENCE PORTION AND THEY ARE COMPLETE AND TRUE TO THE BEST OF HIS/HER KNOWLEDGE AND BELIEF. THE PROPOSED LIFE INSURED HEREBY AGREES THAT THEY SHALL FORM PART OF THE APPLICATION FOR LIFE INSURANCE FOR WHICH SUCH MEDICAL EVIDENCE WAS REQUIRED BY THE COMPANY.

THE PROPOSED LIFE INSURED (OR PARENT OR GUARDIAN) ACKNOWLEDGES RECEIPT OF THE NOTICE OF DISCLOSURE OF INFORMATION.

THE PROPOSED LIFE INSURED AND OWNER (OR PARENT OR GUARDIAN) AGREE THAT: 1.) THE STATEMENTS AND ANSWERS IN THIS APPLICATION ARE COMPLETE AND TRUE TO THE BEST OF THEIR KNOWLEDGE AND BELIEF. 2.) UNLESS THE TERMS AND CONDITIONS OF THE TEMPORARY LIFE INSURANCE AGREEMENT ARE SATISFIED SO THAT INSURANCE IS PROVIDED UNDER THAT AGREEMENT, INSURANCE UNDER ANY POLICY ISSUED ON THE APPLICATION WILL BECOME EFFECTIVE ONLY WHEN THE FIRST PREMIUM HAS BEEN PAID IN FULL AND THE POLICY HAS BEEN DELIVERED; PROVIDED THAT AT THE TIME OF DELIVERY THERE HAS BEEN NO DETERIORATION IN THE INSURABILITY OF ANY PERSON PROPOSED FOR LIFE INSURANCE AS STATED IN THE APPLICATION, SINCE THE DATE OF THE APPLICATION. THEY ARE AWARE THE COMPANY HAS UNDERWRITING RULES TO DETERMINE INSURABILITY.

THE PROPOSED LIFE INSURED AND OWNER (OR PARENT OR GUARDIAN) UNDERSTAND THAT UNDER THE POLICY APPLIED FOR, THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE INSURANCE COVERAGE, AND THE POLICY VALUE MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CHOSEN INVESTMENT ACCOUNT AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE UPON REQUEST.


Signed at ____________________________ this ______ day of _____________ ________
                 City / State                                 Month       Year

(X)___________________________________ (X)______________________________________
      WITNESS                             SIGNATURE OF PROPOSED LIFE INSURED

(X)___________________________________ (X)______________________________________
      WITNESS                             SIGNATURE OF OWNER, IF OTHER THAN
                                          PROPOSED LIFE INSURED

(X)___________________________________ (X)______________________________________
      WITNESS                             SIGNATURE OF ANY PROPOSED JUVENILE
                                          LIFE INSURED OVER AGE 10

(X)___________________________________ (X)______________________________________
 SIGNATURE OF REGISTERED REPRESENTATIVE  CONSENT OF PARENT OR GUARDIAN, IF OTHER
 IF OTHER THAN WITNESS                   THAN OWNER
                                         / / FATHER  / / MOTHER  / / GUARDIAN

All other Registered Representatives sharing commissions for this policy must also sign here.

(X)___________________________________ (X)______________________________________
 SIGNATURE OF REGISTERED REPRESENTATIVE   PLACE AND DATE

(X)___________________________________ (X)______________________________________
 SIGNATURE OF REGISTERED REPRESENTATIVE   PLACE AND DATE

(X)___________________________________
 COUNTERSIGNATURE OF LICENSED RESIDENT AGENT
 (WHERE REQUIRED BY LAW)

APPLICATION NO.                   PLEASE PRINT

TO BE ANSWERED BY THE REGISTERED REPRESENTATIVE (REQUIRED FOR ALL APPLICATIONS)

1. If the Owner is a Corporation, Partnership, Trust or other legal entity, the NASD requires such entity to provide The Company with documentation detailing the name(s) of all individuals authorized to transact business on behalf of the entity. This requirement will be satisfied by submitting a copy of the Corporation Resolution, Partnership Agreement, or Certification by Trustee form.

         List the name(s) of individual(s) authorized to transact business on behalf of the entity:


2.       Temporary Life Insurance Agreement Issued?   / / Yes  / / No

3. TO THE BEST OF YOUR KNOWLEDGE, IS THIS INSURANCE INTENDED TO REPLACE, OR WILL IT CAUSE A CHANGE IN, OR INVOLVE A LOAN UNDER, ANY INSURANCE OR ANNUITY POLICY ON THE LIFE OF ANY PROPOSED LIFE INSURED OR IN ANY INSURANCE OR ANNUITY POLICY OWNED BY THE OWNER? / / YES / / NO

         IF "YES", GIVE DETAILS AND COMPLETE ANY REPLACEMENT FORMS THAT ARE REQUIRED. ADVISE WHETHER ANY POLICY BEING REPLACED WAS ITSELF A REPLACEMENT POLICY WITHIN THE PAST 5 YEARS.

4.       Is this a 1035 exchange?  / / Yes  / / No
         If "Yes", how many policies will be exchanged?

LIST POLICIES:

                                                                Type of Contract
                       Company Name          Policy No.       (Annuity, Life, Term,       Annuitant / Insured            Owner
                                                                   Endowment)





5. Additional information to be used in assessing suitability. (Please give explanation if annual premium is more than 3% of annual income, if spouse's income is to be included in determining suitability, if answers to income and net worth have not been provided, etc.):

6. If you are sharing the commissions for this policy with another agent(s) or entity(ies), please complete the following:

                      NAME OF AGENT / ENTITY            AGENT CODE         SHARE             REMARKS



                                                                       TOTAL 100%

I certify that I have truly and accurately recorded on the application all the information supplied by the Proposed Life Insured (or Parent or Guardian).

I CERTIFY THAT A CURRENT PROSPECTUS (AND ANY SUPPLEMENT) FOR THE POLICY APPLIED FOR HAS BEEN GIVEN TO THE PROPOSED LIFE INSURED, AND TO THE OWNER IF OTHER THAN THE PROPOSED LIFE INSURED, AND THAT NO SALES MATERIALS OTHER THAN THOSE APPROVED BY THE APPROPRIATE REGULATING AUTHORITIES HAVE BEEN USED.

(X)_____________________________________ (X)____________________________________
  SIGNATURE OF REGISTERED REPRESENTATIVE    Place and Date

All other Registered Representatives sharing commissions for this policy must also sign here.

(X)_____________________________________ (X)____________________________________
  SIGNATURE OF REGISTERED REPRESENTATIVE    Place and Date

(X)_____________________________________ (X)____________________________________
  SIGNATURE OF REGISTERED REPRESENTATIVE    Place and Date

OFFICE            Has this application been approved by the Office of Supervisory Jurisdiction?  / / Yes  / / No
SUPERVISORY       If answer is "Yes", Office of Supervisory Jurisdiction approval date is:
JURISDICTION      If answer is "No", explain:




_________________________________   _____________________________________     ____________________  _____
NAME OF BROKER/DEALER               REGISTERED PRINCIPAL SIGNATURE            DATE  (Month / Day /  Year)

          [LOGO]           -----------------------------------------------------
THE MANUFACTURERS LIFE     Notice Regarding Temporary Life Insurance Agreement
 INSURANCE COMPANY OF      and Receipt
       NEW YORK
                           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                           (hereinafter referred to as The Company)
DO NOT DETACH
--------------------------------------------------------------------------------
Application No.   Policy No.           Name of Proposed Life Insured

--------------------------------------------------------------------------------
HEALTH QUESTIONS.
HAS THE PROPOSED LIFE INSURED UNDER THIS APPLICATION:
                                                                         YES  NO
(a) WITHIN THE LAST 12 MONTHS BEEN TREATED OR HAD TREATMENT
    RECOMMENDED BY A MEMBER OF THE MEDICAL PROFESSION FOR ANY
    HEART PROBLEM, STROKE, CANCER OR PNEUMONIA?......................... / / / /
(b) WITHIN THE LAST 60 DAYS HAD OR BEEN ADVISED TO HAVE ANY ADDITIONAL
    MEDICAL DIAGNOSTIC TEST, TREATMENT OR SURGERY NOT YET PERFORMED
    (EXCLUDING AN HIV TEST)?............................................ / / / /
(c) WITHIN THE LAST 2 YEARS, BEEN DECLINED FOR LIFE OR DISABILITY INCOME
    INSURANCE?.......................................................... / / / /

If any of questions (a), (b), or (c) above is answered "Yes" or left blank, or if the Proposed Life Insured is under 15 days of age or over age 70 (nearest birthday) as at the date below, do not pay any money as no coverage will be provided under the Temporary Insurance Agreement.

I have read and understand the terms and conditions of the Temporary Life Insurance Agreement. The Proposed Life Insured agrees that to the best of his/her knowledge and belief the answers to the above Health Questions are true.

Signed at                                   this     day of
          ---------------------------------      ---        -------------- -----
                             City/State                     Month           Year

(X)                                  (X)
----------------------------------   ------------------------------------------
  WITNESS                              SIGNATURE OF PROPOSED LIFE INSURED

(X)                                  (X)
----------------------------------   -----------------------------------------
  WITNESS                              SIGNATURE OF OWNER (IF OTHER THAN
                                         PROPOSED LIFE INSURED)

(X)                                  (X)
----------------------------------   -------------------------------------------
  WITNESS                              SIGNATURE OF PARENT OR GUARDIAN (IF MINOR
                                         CHILD IS PROPOSED LIFE INSURED)
--------------------------------------------------------------------------------
[BAR CODE]
Manulife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

 ................................................................................
                                        DETACH AND GIVE TO OWNER
          [LOGO]           -----------------------------------------------------
THE MANUFACTURERS LIFE     Temporary Life Insurance Agreement and Receipt
 INSURANCE COMPANY OF      THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
       NEW YORK            (hereinafter referred to as The Company)

The Company acknowledges receipt of $             as a premium for life
                                     -------------
insurance applied for on the life of
                                     -------------------------------------------

for Application number
                       ---------------------------------------------------------

                                     (X)
----------------------------------   -------------------------------------------
Date                                    Signature of Agent or Registered
                                          Representative

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY AND ADDRESSED TO: P.O. BOX 40, BUFFALO, NEW YORK 14240-0040.

The Company will pay a death benefit to the beneficiary named in the Application if any Proposed Life Insured dies while this Agreement is in effect, subject to the terms and conditions set out below.

1. LIMITED AMOUNT OF INSURANCE. THE AMOUNT OF COVERAGE UNDER THIS AGREEMENT WILL BE THE LESSER OF: (a) THE AMOUNT OF INSURANCE APPLIED FOR INCLUDING ANY SUPPLEMENTARY BENEFITS AND ACCIDENTAL DEATH BENEFIT IF THE PROPOSED LIFE INSURED'S DEATH IS CAUSED BY AN ACCIDENT; AND (b) $1,000,000 ($200,000 FOR JUVENILE INSURANCE). THIS MAXIMUM AMOUNT OF COVERAGE APPLIES TO THE TOTAL AMOUNT UNDER THIS AGREEMENT AND ANY OTHER TEMPORARY LIFE INSURANCE AGREEMENT WITH THE COMPANY COVERING THE PROPOSED LIFE INSURED. IF THERE ARE TWO OR MORE PERSONS PROPOSED FOR INSURANCE, THIS MAXIMUM AMOUNT APPLIES TO THE TOTAL COVERAGE.
                                                                      (See Over)
--------------------------------------------------------------------------------
ManuLife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

2. ACCIDENTAL DEATH BENEFIT LIMITATION. If the benefits applied for include an accidental death benefit, no such benefit will be paid in respect of a death caused by: (a) voluntarily taking or absorbing of any drug, medicine, sedative or poison (except in connection with any Proposed Life Insured's employment) unless prescribed by a licensed doctor other than the Proposed Life Insured; (b) suicide whether sane or insane or (c) travel in any aircraft other than as a passenger.

3. TEMPORARY LIFE INSURANCE AGREEMENT. If any questions (a), (b), or (c) in the Notice Regarding Temporary Life Insurance Agreement and Receipt is answered "yes" or left blank, no money will be accepted and no coverage will be provided under this Agreement.

4. DATE INSURANCE BEGINS. Insurance under this Agreement will begin on the date of this Agreement if The Company's Application for Life Insurance has been completed and a payment has been received by The Company for at least one-twelfth of the annual premium for the basic plan and any riders or supplementary benefits requested in the Application. If payment is made by check or draft, no insurance will be provided by this Agreement unless the check or draft is honored when first presented for payment.

5. DATE INSURANCE ENDS -- 90 DAY MAXIMUM. Insurance under this Agreement will end on the earliest of: (a) the 90th day after the date of this Agreement;
     (b) the day before the date insurance takes effect under the policy applied for; (c) the date The Company offers insurance other than as applied for; or (d) the date 5 days after the Company mails notice to the applicant that the Application is declined and refunds the premium paid.

6. SUICIDE. If any person proposed for insurance, commits suicide, The Company will only be liable for a refund of the premium paid.

7. MISREPRESENTATION. If there is any material misrepresentation in the answers to the Health Questions in the Notice Regarding Temporary Life Insurance Agreement and Receipt, the Application or in any Medical Evidence Exam form submitted to The Company related to any Proposed Life Insured, The Company will only be liable for a refund of the premium paid.

8. OTHER CONDITIONS. No one is authorized to: (a) accept any premium for any Proposed Life Insured under 15 days of age or over age 70 (nearest birthday) as at the date of this Agreement; or (b) change or waive any provision of this Agreement.

THE ABOVE EXCLUSIONS APPLY EXCEPT AS OTHERWISE PROVIDED BY APPLICABLE STATE
LAW.

[MANULIFE FINANCIAL LOGO]  -----------------------------------------------------
                           Authorization To Obtain Information

                           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK (hereinafter referred to as The Company)

APPLICATION NO.

I hereby give permission to any physician, medical care provider, hospital, clinic, laboratory, insurance company or MIB Inc. (The Medical Information Bureau) or any other similar person or organization to give The Company and to its reinsurers, information about me or any of my minor children who are to be insured. The information collected by The Company may relate to the symptoms, examination, diagnosis, treatment or prognosis of any physical or mental condition. Although information related to drug or alcohol abuse is protected from disclosure by Federal Regulation 42 CFR Part 2, I give permission to The Company to collect this information for those purposes which are described below. I understand that I can revoke this permission to collect information related to drug or alcohol abuse at any time, but any revocation will not affect such information that has already been collected and relied on by The Company. I authorize The Company to obtain an investigative consumer report on me. Information collected under this Authorization will be used by The Company to evaluate my application for insurance, to evaluate a claim for benefits, or for reinsurance or other insurance purposes. I understand that I have a right to receive a copy of this form. I agree that a photocopy of this form will be as valid as the original. This Authorization will be valid for two years from the date shown below. I acknowledge receipt of the Notice of Disclosure of Information.

Date (mmm/dd/yyyy)                        (X)
                   ---------------------  -------------------------------------
                                          SIGNATURE OF PROPOSED LIFE INSURED

Names of minor child(ren) proposed
  for insurance                           (X)
                ------------------------  --------------------------------------
                                          WITNESS
----------------------------------------  (X)
                                          --------------------------------------
                                          SIGNATURE OF PARENT OR GUARDIAN (IF
                                            MINOR CHILDREN PROPOSED FOR
                                            INSURANCE)
--------------------------------------------------------------------------------
[BAR CODE]
ManuLife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

Form NB4116NY(1097)
 ................................................................................
                                DETACH AND GIVE TO PROPOSED LIFE INSURED
[MANULIFE FINANCIAL LOGO]  -----------------------------------------------------
                           Notice of Disclosure of Information

                           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK (hereinafter referred to as The Company)

APPLICATION NO.
This brief description of our underwriting process is designed to help you understand how an application for life insurance is handled, the types and sources of information we may collect about you, the circumstances under which we may disclose that information to others and your right to learn the nature and substance of that information upon written request. The purpose of the underwriting process is to make sure that you qualify for life insurance under the rules of The Company and, assuming you do, establish the proper premium charge for that insurance. The underwriting process assures that the cost of insurance is distributed equitably among all policyowners, and that each individual pays his or her fair share. The information necessary to evaluate your application is dependent upon your age, the amount of insurance you are applying for, your medical history, your occupation, your avocations and other personal information. Your answers on the application are the principal source of information, however additional sources of information may be required.

Information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is being submitted. Information you provide will be treated as confidential. The Company may, however, make a brief report thereon to the MEDICAL INFORMATION BUREAU (M.I.B.), a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or to which a claim is submitted, M.I.B. will supply such company with the information it may have in its files. Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. (Medical information will be disclosed only to your attending physician). If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. THE ADDRESS OF THE BUREAU'S INFORMATION OFFICE IS POST OFFICE BOX 105, ESSEX STATION, BOSTON, MASSACHUSETTS 02112; TELEPHONE NUMBER (617) 426-3660.
The Company may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted. As part of our normal procedure, an investigative consumer report may be prepared concerning character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation. This information will be obtained through a personal interview and/or interviews with friends, neighbors and associates. On request to the SENIOR UNDERWRITING CONSULTANT, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK, P.O. BOX 40, BUFFALO, NEW
YORK 14240-0040, we will disclose to you whether or not a consumer report was done. We will give you the name and address of the consumer reporting firm so that you may request a copy of the report.
--------------------------------------------------------------------------------
ManuLife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

            [LOGO]
      MANULIFE FINANCIAL
THE MANUFACTURERS LIFE INSURANCE
     COMPANY OF NEW YORK

GENERAL AVOCATION QUESTIONNAIRE

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
(hereinafter referred to as The Company)

APPLICATION NO.

ANSWER ONLY THOSE QUESTIONS WHICH RELATE TO THE ACTIVITIES OF THE PROPOSED INSURED.
A SIGNATURE IS REQUIRED ON THE REVERSE IF ANY OF THE QUESTIONS ARE ANSWERED.

-----------------------------------------------------------------------------------------------------------------------------------
Proposed Life Insured Name                                                                                Policy Number

-----------------------------------------------------------------------------------------------------------------------------------
Hang Gliding Questions
-----------------------------------------------------------------------------------------------------------------------------------
1.   How frequently do you hang glide?

-----------------------------------------------------------------------------------------------------------------------------------
2.   Are you a member of an organized club?  / / Yes  / / No      Do you hang glide professionally?  / / Yes  / / No
     How high do you usually fly?____________ feet
-----------------------------------------------------------------------------------------------------------------------------------
3.   What is the greatest height _____________ distance ___________________ duration ___________________________________ flown?
-----------------------------------------------------------------------------------------------------------------------------------
4.   Have you or do you intend to attempt any height, distance, or duration records?  / / Yes  / / No    If "Yes" give details:

-----------------------------------------------------------------------------------------------------------------------------------
5.   Have you ever flown or do you intend to fly experimental hang gliding equipment of either a manufacturer's or your own design?
       / / Yes  / / No   If "Yes" give details:
-----------------------------------------------------------------------------------------------------------------------------------
Sky Diving Questions
-----------------------------------------------------------------------------------------------------------------------------------
1.   How long have you been sky diving? ________ years. Are you a member of a recognized Parachute Club?   / / Yes  / / No
     If "Yes" give details:
-----------------------------------------------------------------------------------------------------------------------------------
2.   How many jumps (a) have you made in the last 12 months? ______________ (b) did you make 12 to 24 months ago? _________________
     (c) do you expect to make in the next 12 months? _______________
-----------------------------------------------------------------------------------------------------------------------------------
3.   From what altitude do you normally jump? __________________ feet
-----------------------------------------------------------------------------------------------------------------------------------
4.   Do you participate in sky diving exhibitions and/or competitions?   / / Yes  / / No  If "Yes" give details:

-----------------------------------------------------------------------------------------------------------------------------------
5.   Do you receive remuneration for sky diving activity?   / / Yes  / / No  If "Yes" give details:

-----------------------------------------------------------------------------------------------------------------------------------
6.   Are you a member of a military parachutist organization?   / / Yes  / / No  If "Yes" give details:

-----------------------------------------------------------------------------------------------------------------------------------
Organized Automobile and Motorcycle Racing Questions
-----------------------------------------------------------------------------------------------------------------------------------
1.   Do you engage in organized automobile racing?   / / Yes  / / No     Organized Motorcycle racing?   / / Yes  / / No
     Type of vehicle used in races:
-----------------------------------------------------------------------------------------------------------------------------------
2.   How many races did you enter in the last 12 months? _________   The last 12 to 24 months? _________   Next 12 months? ________
-----------------------------------------------------------------------------------------------------------------------------------
3.   What is the maximum speed attained? _______________    4. The average speed? ______________
-----------------------------------------------------------------------------------------------------------------------------------
5.   If drag racing, elapsed time ________________
-----------------------------------------------------------------------------------------------------------------------------------
6.   What class of racing or competition do you engage in? (e.g.: Automobile - midget, sports car, stock car, championship, drag, sprint, etc.  Motorcycle - hill climbing, cross country, drag, track)

-----------------------------------------------------------------------------------------------------------------------------------
7.   Indicate type of track and surface used:
-----------------------------------------------------------------------------------------------------------------------------------
8.   Purpose of racing:   / / Professional   / / Amateur   / / Both (give details):

-----------------------------------------------------------------------------------------------------------------------------------
9.   Have you ever done or do you intend to do any stunt driving?    / / Yes  / / No   If "Yes" give details:

-----------------------------------------------------------------------------------------------------------------------------------
10.  Have you had any accidents related to driving?    / / Yes  / / No   If "Yes" give details:
                                                                                                                         (See Over)
-----------------------------------------------------------------------------------------------------------------------------------

[BAR CODE]

Manulife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

Aviation Questions

1. Flying time as pilot: (a) Number of hours flown in command ________ hours
   (b) Date of last flight _________________________________________________
   (c) Type of license currently held  [] Student  [] Private  [] Commercial
                                       [] Senior Commercial    [] ATR
   (d) Do you hold a valid instrument rating?  [] Yes  [] No
--------------------------------------------------------------------------------
2. As pilot, student or air crew on nonscheduled flights:
   Number of hours flown in last 12 months _____ hours
                            Last 12-24 months _____ hours
                            Next 12 months _____ hours
--------------------------------------------------------------------------------
3. Purpose of Flying (Present and Future)  [] Pleasure  [] Commercial
                                           [] Military  [] Business
                                           [] Other (give details):

--------------------------------------------------------------------------------
4. Category, class and type of aircraft flown:

--------------------------------------------------------------------------------
5. Have you ever had an accident, been grounded, fined or reprimanded for
   violation of air regulations?  [] Yes  [] No     If "Yes" give details:

--------------------------------------------------------------------------------
6. Do you engage or expect to engage in charter flying, freight transport, instructing, testing, crop-dusting, survey and patrol, sightseeing, photography?
   [] Yes  [] No  [] Other     If "Yes" or "Other" give details:

--------------------------------------------------------------------------------

Skin and Scuba Diving Questions

1. Do you dive for pleasure? [] Yes  [] No    Commercial purposes? [] Yes  [] No
   [] Snorkel     [] Scuba
--------------------------------------------------------------------------------
2. Indicate type of diving (if applicable)  [] Instruction  [] Construction
   [] Salvage  [] Search work  [] Ice diving  [] Night diving
--------------------------------------------------------------------------------
3. Where do you dive?  [] Inland Waters  [] Sea or Ocean
                       [] Other (give details):

--------------------------------------------------------------------------------
4. Diving History:                                    5. Do you dive alone?
   (in feet)      Last 12 months   Next 12 months        [] Yes  [] No
                ----------------------------------       If "Yes" give details:
                 No. of  Average  No. of  Average
                  Dives    Time    Dives    Time      --------------------------
   -----------------------------------------------    6. (a) Are you a certified
   Less than 50                                              diver?
   -----------------------------------------------           [] Yes  [] No
   50-75
   -----------------------------------------------       (b) Are you a member of
   75-100                                                    an organized club?
   -----------------------------------------------           [] Yes  [] No
   100 & over                                                If "Yes" give
   -----------------------------------------------           details:

--------------------------------------------------------------------------------
7. Have you ever had an accident related to diving?  [] Yes  [] No
   If "Yes" give details:

--------------------------------------------------------------------------------

Mountain Climbing Questions

1. How long have you been mountain climbing?

--------------------------------------------------------------------------------
2. At what level do you currently climb?

--------------------------------------------------------------------------------
3. How often do you climb?

--------------------------------------------------------------------------------
4. During which seasons?

--------------------------------------------------------------------------------
5. Give locations including names of mountains and their corresponding level of difficulty:

--------------------------------------------------------------------------------
6. What attempts do you have planned in the future?

--------------------------------------------------------------------------------
I HAVE READ THE ABOVE STATEMENTS AND ANSWERS AND THEY ARE COMPLETE AND TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND THEY WILL FORM A PART OF THE APPLICATION TO THE COMPANY FOR INSURANCE ON MY LIFE.

Signed at ________________________ this _____ day of ______________________ ____
                City/State                                    Month         Year

(X)                                       (X)
--------------------------------------    --------------------------------------
   WITNESS                                   SIGNATURE OF PROPOSED LIFE INSURED

(X)                                       (X)
--------------------------------------    --------------------------------------
   WITNESS                                   SIGNATURE OF OWNER, IF OTHER THAN
                                             PROPOSED LIFE INSURED

(X)                                       (X)
--------------------------------------    --------------------------------------
   WITNESS                                   SIGNATURE OF PARENT OR GUARDIAN,
                                             IF MINOR CHILD IS PROPOSED LIFE
                                             INSURED